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                                                                   Exhibit 10.32

                                                               EXECUTION VERSION

To: Macquarie Infrastructure Management (USA) Inc.
    600 Fifth Avenue, 21st Floor
    New York, NY 10020

                                                                 November 3,2004

Ladies and Gentlemen:

         We refer to the Management Services Agreement (the "Agreement") to be entered into by and among Macquarie Infrastructure Company LLC, a Delaware limited liability company (the "Company"), the Managed Subsidiaries as defined therein, and Macquarie Infrastructure Management (USA) Inc., a Delaware corporation (the "Manager"), pursuant to which the Company and the Managed Subsidiaries have agreed to appoint the Manager to manage their business and affairs as described therein. Unless otherwise stated, all capitalized terms in this letter shall have the same meaning as in the Agreement.

         As of the date hereof, the Company hereby agrees to reimburse the Manager for certain of its Costs incurred or to be incurred (i) prior to the Commencement Date of the Agreement, and (ii) in connection with the initial public offering of shares of Trust Stock by the Company and the Trust (the "Initial Public Offering"), as set forth below.

            A. PRE-INITIAL PUBLIC OFFERING EXPENSES. The Company agrees to reimburse the Manager for, or pay on demand, the following Costs incurred prior to the Commencement Date relating to the Initial Public Offering by the Manager with respect to:

                  1) all fees required to be paid to the Securities and Exchange Commission;

                  2) the engagement of agents (including real estate agents and managing agents), valuers, contractors and advisers (including accounting, financial, tax and legal advisers) whether or not the agents, valuers, contractors or advisers are associates of the Manager;

                  3) engagement of auditors for the preparation and/or audit of financial information, financial statements and tax returns of the Trust, the Company and the Managed Subsidiaries;

                  4) advertising Costs of the Company generally;



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                  5) any Costs related to promoting the Trust and the Company, including Costs associated with investor relations activities;

                  6) listing, filing or other fees incurred to effect compliance with any applicable laws or regulations (including fees paid to the United States Federal Trade Commission pursuant to the requirements of the Hart-Scott-Rodino Act, and other ministerial or incorporation fees paid to governmental authorities in connection with the incorporation or foreign qualification to do business of the Trust, the Company or any Managed Subsidiary);

                  7) reasonable travel, meal and entertainment Costs of the Manager incurred in connection with the marketing of the Initial Public Offering, including but not limited to, "roadshow" expenses; and

                  8) printing of marketing or other documents in connection with the Initial Public Offering, including any prospectuses, registration statements, or exhibits or amendments thereto.

            All Costs incurred by the Manager to be reimbursed pursuant to this letter agreement shall be reviewed and approved by the Company's Board of Directors, upon the presentation to the Board of Directors of reasonable documentation evidencing the incurrence thereof.

         For avoidance of doubt, this letter does not purport to amend, and is not an amendment to, the Agreement, and all provisions of the Agreement remain unchanged and as stated.

         This letter shall be governed by, and construed in accordance with, the laws of the State of New York.

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         Please confirm your agreement to the above by countersigning this letter in the space provided below.


Yours faithfully,


By: /s/ DAVID MITCHELL
   ---------------------------------------
   Name:        David Mitchell
   Title:       Chief Financial Officer

For and on behalf of
MACQUARIE INFRASTRUCTURE COMPANY LLC







 We agree to the terms and conditions of this letter as set forth above.

 MACQUARIE INFRASTRUCTURE MANAGEMENT (USA) INC.


 By: /s/ PETER STOKES
    --------------------------------------
    Name:        Peter Stokes
    Title:       Chief Executive Officer


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